EXHIBIT 24.02
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                  INDEPENDENT AUDITORS' CONSENT


The Partners
Showboat Marina Casino Partnership:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                              /s/ KPMG Peat Marwick LLP


Las Vegas, Nevada
July 8, 1996


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